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     Agreement Regarding Non-Involvement with The Thornwater Company, L.P.



STATE OF NEW YORK         )
                          )ss.:
COUNTY OF NASSAU          )


     ROSS H. MANDELL states the following under penalty of perjury:


         1. I was a registered representative with The Thornwater Company, L.P. ("Thornwater") until January 2001. Thereafter, I was a consultant to Thornwater pursuant to a written Consulting Agreement dated January 29, 2001.

         2. This statement confirms that I resigned as a consultant to Thornwater effective as of December 31, 2001 and have otherwise repudiated the terms of my Consulting Agreement with Thornwater.

         3. I confirm that I will not directly or indirectly be involved in, control or otherwise direct Thornwater's business.

         4. I further confirm that I have agreed not to subcontract to any person any of the services I will or may perform pursuant to my consulting agreement with Chipcards, Inc. dated January 29, 2001.



                                                     /s
                                          -----------------------------
                                                Ross H. Mandell